SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 20, 2000

                         Saxon Asset Securities Company
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Virginia                       34-0-20552                54-1810895
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

            4880 Cox Road, Glen Allen, Virginia         23060
          ----------------------------------------    ---------
          (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (804) 967-7400

================================================================================
         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.  Not Applicable.

Item 3.  Bankruptcy or Receivership.  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.  Other Events.

         On December 20, 2000, the Registrant caused the issuance and sale of Mortgage Loan Asset Backed Certificates, Series 2000-4, pursuant to a Trust Agreement dated as of December 1, 2000, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, a New York corporation, as Trustee, and incorporating by reference the February 2000 Edition of the Standard Terms to Trust Agreement (the "Trust Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Trust Agreement.

         Certificates were issued with original principal amounts and pass-through rates set forth below:

            DESIGNATION             PASS-THROUGH RATE         PRINCIPAL BALANCE

      Class AF-1 Certificates            7.07%(1)                $ 44,600,000
      Class AF-2 Certificates            6.72%(1)                $ 37,000,000
      Class AF-3 Certificates            6.78%(1)                $ 16,600,000
      Class AF-4 Certificates            7.03%(1)                $ 28,800,000
      Class AF-5 Certificates            7.34%(1)                $ 14,350,000
      Class AF-6 Certificates            6.92%(1)                $ 15,700,000
      Class MF-1 Certificates            7.63%(1)                $ 10,800,000
      Class MF-2 Certificates            8.08%(1)                $  7,650,000
      Class BF-1 Certificates            8.61%(1)                $  4,500,000
      Class AV-1 Certificates          Variable(2)               $233,100,000
      Class MV-1 Certificates          Variable(2)               $ 22,400,000
      Class MV-2 Certificates          Variable(2)               $ 15,400,000
      Class BV-1 Certificates          Variable(2)               $  9,100,000
      Class A-IO Certificates            6.75%                       (3)
      Class PF-1 Certificates             (4)                    $         50
      Class PV-1 Certificates             (4)                    $         50
         Class C Certificates          Variable                      (3)
      Class R Certificates                (4)                        (3)

(1) Subject to a cap equal to the Net Rate on the Fixed Rate Mortgage Loans for the applicable Accrual Period.
(2) Subject to a cap equal to the Available Funds on the Adjustable Rate Mortgage Loans for the applicable Accrual Period.
(3) The Class A-IO-I, Class C and Class R Certificates do not have principal balances.
(4) The Class PF-1, Class PV-1 and Class R Certificates do not have an interest rate.

         The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

         The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class A-IO Certificates were purchased by Credit Suisse First Boston Corporation, Banc of America Securities LLC, Chase Securities Inc. and Greenwich Capital Markets, Inc. (the "Underwriters"), from the Seller pursuant to an Underwriting Agreement dated December 15, 2000, and offered pursuant to Registration Statement No. 333-35370 by the Underwriters from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

         Elections will be made to treat certain assets of the Trust as real estate mortgage investment conduits ("REMICs") for federal income tax purposes. Each Class of Certificates listed above (other than the Class R Certificates) will constitute "regular interests" in the Issuing REMIC.

         The description of the Mortgage Loans sold to the Trustee pursuant to the Trust Agreement as of the Closing Date begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.

GROUP I MORTGAGE LOANS                         GROUP II MORTGAGE LOANS
Aggregate Scheduled Principal                  Aggregate Scheduled Principal
  Balance                    $138,782,102.68     Balance                    $186,098,697.89
Average Scheduled Principal                    Average Scheduled Principal
  Balance                         $82,608.39     Balance                        $123,735.84
Range of Scheduled Principal                   Range of Scheduled Principal
  Balances          $9,998.01 to $580,000.00     Balances         $17,593.66 to $982,840.79
Range of Mortgage Interest                     Mortgage Interest Rates
  Rates                    6.475% to 16.280%     Loan Type:
Weighted Average Mortgage                           2/28 LIBOR                       50.90%
  Interest Rate                      11.315%        3/27 LIBOR                       48.91%
Weighted Average Original Loan-                  Weighted Average Gross Margin:
  to-Value Ratio                      73.77%        2/28 LIBOR                       6.052%
Weighted Average Combined Current                   3/27 LIBOR                       6.146%
  Loan-to-Value Ratio                 76.57%     Current Weighted Average Mortgage
Weighted Average Remaining Scheduled                Interest Rate                   10.822%
  Term to Maturity                226 Months     Range of Current Mortgage
Range of Remaining Scheduled Terms                  Interest Rate         8.000% to 14.900%
  to Maturity              118 to 360 Months     Weighted Average Maximum Lifetime
Weighted Average Remaining                          Mortgage Interest Rate          17.338%
  Amortization Term               342 Months     Range of Maximum Lifetime Mortgage
Range of Remaining Amortization                     Interest Rates       13.000% to 21.500%
  Terms                    118 to 360 Months
Second Liens                           4.72%     Weighted Average Lifetime Minimum
Balloon Mortgage Loans                64.77%        Mortgage Interest Rate          10.729%
Mortgaged Premises                               Range of Minimum Lifetime Mortgage
  Single-family detached dwellings    84.28%        Interest Rates        0.990% to 14.900%
  Single-family attached dwellings     0.91%   Weighted Average Original Loan-
  Planned unit developments            4.28%     to-Value Ratio                      78.30%
  Condominiums                         3.63%   Weighted Average Remaining Scheduled
  2-4 Family                           3.89%     Term to Maturity                359 Months
  Townhouse                            0.38%   Range of Remaining Scheduled Terms
  Manufactured Home                    2.63%     to Maturity              345 to 360 Months
Weighted Average Servicing Fee Rate    0.51%   Weighted Average Remaining
Master Servicing Fee Rate              0.05%     Amortization Term               358 Months
                                               Range of Remaining Amortization
                                                 Terms                    166 to 360 Months
                                               Second Lien Mortgage Loans             0.00%
                                               Mortgaged Premises
                                                 Single-family detached dwelling     78.19%
                                                 Single-family attached dwelling      1.43%
                                                 Planned unit developments            9.09%
                                                 Condominiums                         4.67%
                                                 2-4 Family                           5.29%
                                                 Townhouse                            0.45%
                                                 Manufactured Home                    0.88%
                                               Weighted Average Servicing Fee Rate    0.50%
                                               Master Servicing Fee Rate              0.05%

                                       4
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                                          1) Current Scheduled Principal Balance

                            No. Of          Scheduled    No. Of        Scheduled
 Current Scheduled          Fixed Mortgage  Principal    ARM Mortgage  Principal
 Principal Balance ($)      Loans (%)       Balance (%)  Loans (%)     Balance (%)
 ---------------------      --------------  -----------  ------------  -----------
   9,998.01 -  25,000.00              6.55         1.67          1.13          .20
  25,000.01 -  50,000.00             28.04        13.14         12.57         4.00
  50,000.01 -  75,000.00             26.61        20.07         20.01        10.09
  75,000.01 - 100,000.00             13.75        14.38         17.29        12.29
 100,000.01 - 125,000.00              8.93        12.10         14.16        12.95
 125,000.01 - 150,000.00              6.01        10.02          8.38         9.27
 150,000.01 - 175,000.00              3.10         6.07          7.38         9.64
 175,000.01 - 200,000.00              1.96         4.51          4.32         6.52
 200,000.01 - 225,000.00              1.01         2.62          4.39         7.54
 225,000.01 - 250,000.00               .89         2.60          2.46         4.72
 250,000.01 - 275,000.00               .83         2.63          1.73         3.65
 275,000.01 - 300,000.00               .48         1.66          2.19         5.12
 300,000.01 - 325,000.00               .60         2.28           .66         1.67
 325,000.01 - 350,000.00               .24          .97           .66         1.80
 350,000.01 - 375,000.00               .18          .78           .47         1.37
 375,000.01 - 400,000.00               .24         1.11           .47         1.47
 400,000.01 - 425,000.00               .18          .90           .07          .22
 425,000.01 - 450,000.00               .12          .62           .27          .96
 450,000.01 - 475,000.00               .06          .34           .33         1.25
 475,000.01 - 500,000.00               .06          .35           .20          .79
 500,000.01 - 525,000.00               .06          .37           .07          .28
 525,000.01 - 550,000.00               .00          .00           .13          .58
 550,000.01 - 575,000.00               .06          .40           .13          .60
 575,000.01 - 600,000.00               .06          .42           .07          .32
 600,000.01 - 625,000.00               .00          .00           .13          .66
 625,000.01 - 650,000.00               .00          .00           .13          .69
 675,000.01 - 700,000.00               .00          .00           .07          .37
 800,000.01 - 825,000.00               .00          .00           .07          .44
 975,000.01 - 982,840.79               .00          .00           .07          .53

 TOTAL                              100.00       100.00        100.00       100.00


The average scheduled principal balance is (a) $102,035.43 for the mortgage loans, (b) $82,608.39 for group I and (c) $123,735.84 for group II. The minimum and maximum scheduled principal balances of the mortgage loans are $9,998.01 and $982,840.79, respectively.

                                       5
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                                              2) Current Mortgage Interest Rates

                            No. Of          Scheduled    No. Of        Scheduled
 Current Mortgage           Fixed Mortgage  Principal    ARM Mortgage  Principal
 Interest Rate (%)          Loans (%)       Balance (%)  Loans (%)     Balance (%)
 -----------------          --------------  -----------  ------------  -----------
  6.475 -  7.500                       .12          .14           .00          .00
  7.501 -  7.750                       .06          .06           .00          .00
  7.751 -  8.000                       .30          .25           .07          .19
  8.001 -  8.250                       .12          .31           .20          .26
  8.251 -  8.500                       .36          .64           .13          .16
  8.501 -  8.750                       .89          .83           .40          .52
  8.751 -  9.000                      1.67         2.66          1.80         2.70
  9.001 -  9.250                      1.55         1.85          2.06         2.62
  9.251 -  9.500                      3.39         5.03          3.13         3.69
  9.501 -  9.750                      3.27         4.37          4.06         5.44
  9.751 - 10.000                      5.36         6.63          9.04        12.14
 10.001 - 10.250                      3.04         3.30          6.18         6.51
 10.251 - 10.500                      5.30         5.55          8.51         8.89
 10.501 - 10.750                      6.19         7.72          8.18         9.08
 10.751 - 11.000                      7.80         8.66         11.17        11.57
 11.001 - 11.250                      3.87         3.87          6.05         6.04
 11.251 - 11.500                      6.67         7.55          7.51         6.87
 11.501 - 11.750                      5.95         5.79          6.72         5.76
 11.751 - 12.000                      7.02         5.85          6.72         5.33
 12.001 - 12.250                      3.75         3.16          3.19         2.48
 12.251 - 12.500                      5.54         4.65          3.79         2.75
 12.501 - 12.750                      5.30         4.69          2.53         1.61
 12.751 - 13.000                      4.88         3.67          3.72         2.31
 13.001 - 13.250                      2.80         1.78          1.60          .92
 13.251 - 13.500                      3.45         2.92           .60          .30
 13.501 - 13.750                      2.92         1.98           .66          .41
 13.751 - 14.000                      2.26         1.68          1.13         1.03
 14.001 - 14.250                      1.79         1.15           .40          .22
 14.251 - 14.500                      1.61         1.10           .33          .11
 14.501 - 14.750                      1.13          .72           .00          .00
 14.751 - 15.000                      1.07          .77           .13          .11
 15.001 - 15.250                       .24          .16           .00          .00
 15.251 - 15.500                       .18          .14           .00          .00
 15.751 - 16.000                       .06          .04           .00          .00
 16.001 - 16.280                       .12          .33           .00          .00

 TOTAL                              100.00       100.00        100.00       100.00


The weighted average current mortgage interest rate is (a) 11.033% per annum for the mortgage loans, (b) 11.315% per annum for group I and (c) 10.822% per annum for group II.

                                       6
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                          3) Current Combined Loan-to-Value Ratio on Group I (1)

                            No. Of     Scheduled
 Current Combined           Mortgage   Principal
 Loan-to-Value Ratio (%)    Loans (%)  Balance (%)
 -----------------------    ---------  -----------
 10.36 -  20.00                   .30          .20
 20.01 -  25.00                   .65          .74
 25.01 -  30.00                   .77          .37
 30.01 -  35.00                  1.07          .58
 35.01 -  40.00                  1.31          .68
 40.01 -  45.00                  1.55         1.04
 45.01 -  50.00                  3.15         2.39
 50.01 -  55.00                  2.68         1.96
 55.01 -  60.00                  4.40         3.07
 60.01 -  65.00                  6.43         5.84
 65.01 -  70.00                  9.23         9.07
 70.01 -  75.00                 10.30        10.70
 75.01 -  80.00                 24.11        27.41
 80.01 -  85.00                 14.70        15.34
 85.01 -  90.00                 15.42        18.21
 90.01 -  95.00                  1.43         1.22
 95.01 - 100.00                  2.50         1.16

 TOTAL                         100.00       100.00


(1) The current combined loan-to-value ratio of a mortgage loan (including a second mortgage loan) is equal to the ratio (expressed as a percentage) of the current scheduled principal balance of the mortgage loan plus any current senior lien balances and the fair market value of the mortgage premises at the time of origination. The fair market value is the lower of (i) the purchase price and
(ii) the appraised value in the case of purchases and is the appraised value in all other cases. The weighted average combined current loan-to-value ratio is 76.57% for group I.

                                       7
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                                 4) Original Loan-to-Value Ratio on Group II (1)

                                No. Of    Scheduled
 Original                   ARM Mortgage  Principal
 Loan-to-Value Ratio (%)    Loans (%)     Balance (%)
 -----------------------    ------------  -----------
  4.34 - 20.00                       .27          .09
 20.01 - 25.00                       .20          .10
 25.01 - 30.00                       .40          .12
 30.01 - 35.00                       .20          .09
 35.01 - 40.00                       .33          .21
 40.01 - 45.00                       .73          .54
 45.01 - 50.00                      1.00         1.21
 50.01 - 55.00                      1.46          .86
 55.01 - 60.00                      3.13         3.00
 60.01 - 65.00                      5.25         5.43
 65.01 - 70.00                     10.24         8.98
 70.01 - 75.00                     12.70        12.80
 75.01 - 80.00                     30.72        29.65
 80.01 - 85.00                     16.95        17.18
 85.01 - 90.00                     16.09        19.44
 90.01 - 95.00                       .33          .30

 TOTAL                            100.00       100.00


(1) The weighted average original loan-to-value ratio is 78.30% for group II.


                                         5) Remaining Scheduled Term to Maturity

                            No. Of          Scheduled    No. Of        Scheduled
 Remaining Term             Fixed Mortgage  Principal    ARM Mortgage  Principal
 (Months)                   Loans (%)       Balance (%)  Loans (%)     Balance (%)
 --------------             --------------  -----------  ------------  -----------
 118 - 120                            1.43          .56           .00          .00
 133 - 144                             .12          .05           .00          .00
 169 - 180                           72.20        72.12           .00          .00
 229 - 240                            2.32         1.57           .00          .00
 289 - 300                             .36          .38           .00          .00
 337 - 348                             .06          .25           .07          .03
 349 - 360                           23.51        25.07         99.93        99.97

 TOTAL                              100.00       100.00        100.00       100.00


The weighted average remaining schedule term to maturity is 226 months for group I and 359 months for group II. Please note that the above calculation reflects the number of remaining payments.

                                       8
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                                                  6) Remaining Amortization Term

 Remaining                  No. Of          Scheduled    No. Of        Scheduled
 Amortization               Fixed Mortgage  Principal    ARM Mortgage  Principal
 Term(Months)               Loans (%)       Balance (%)  Loans (%)     Balance (%)
 ------------               --------------  -----------  ------------  -----------
 118 - 120                            1.43          .56           .00          .00
 133 - 144                             .12          .05           .00          .00
 157 - 168                             .00          .00           .07          .01
 169 - 180                           12.20         7.35           .07          .06
 193 - 204                             .00          .00           .13          .05
 217 - 228                             .00          .00           .07          .03
 229 - 240                            2.32         1.57           .07          .07
 253 - 264                             .06          .10           .00          .00
 277 - 288                             .00          .00           .07          .07
 289 - 300                             .42          .41           .00          .00
 301 - 312                             .12          .12           .00          .00
 313 - 324                             .18          .14           .07          .12
 325 - 336                             .36          .43           .13          .07
 337 - 348                             .36          .30           .40          .24
 349 - 360                           82.44        88.98         98.94        99.28

 TOTAL                              100.00       100.00        100.00       100.00


The weighted average remaining amortization term is 342 months for group I and 358 months for group II. Please note that the above calculation reflects the number of remaining payments.

                                       9
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                                                     7) Gross Margin on Group II

                            No. Of     Scheduled
                            Mortgage   Principal
 Gross Margin (%)           Loans (%)  Balance (%)
 ----------------           ---------  -----------
 2.750 -  3.750                   .27          .75
 3.751 -  4.000                   .27          .80
 4.001 -  4.250                   .86         1.55
 4.251 -  4.500                  1.93         2.64
 4.501 -  4.750                  2.59         3.48
 4.751 -  5.000                  4.79         6.37
 5.001 -  5.250                  7.25         7.14
 5.251 -  5.500                  8.18         8.28
 5.501 -  5.750                  7.18         7.36
 5.751 -  6.000                  9.84         9.82
 6.001 -  6.250                  9.44         8.34
 6.251 -  6.500                 10.04        10.69
 6.501 -  6.750                  8.58         8.22
 6.751 -  7.000                  9.24         9.25
 7.001 -  7.250                  5.98         5.46
 7.251 -  7.500                  4.45         3.55
 7.501 -  7.750                  2.39         2.11
 7.751 -  8.000                  2.79         1.73
 8.001 -  8.250                  1.33         1.04
 8.251 -  8.500                  1.26          .66
 8.501 -  8.750                   .93          .51
 8.751 -  9.000                   .20          .16
 9.001 -  9.250                   .13          .06
 9.751 - 10.000                   .07          .02

 TOTAL                         100.00       100.00


The weighted average gross margin is 6.092% for group II.

                                       10
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                         8) Maximum Lifetime Mortgage Interest Rates on Group II

 Maximum Lifetime           No. Of     Scheduled
 Mortgage Interest          Mortgage   Principal
 Rates (%)                  Loans (%)  Balance (%)
 -----------------          ---------  -----------
 13.000 - 13.250                  .07          .19
 13.751 - 14.000                  .07          .09
 14.001 - 14.250                  .07          .11
 14.251 - 14.500                  .07          .05
 14.501 - 14.750                  .27          .29
 14.751 - 15.000                 1.00         1.63
 15.001 - 15.250                 1.26         1.70
 15.251 - 15.500                 2.39         2.79
 15.501 - 15.750                 2.53         2.98
 15.751 - 16.000                 6.05         7.12
 16.001 - 16.250                 4.52         4.73
 16.251 - 16.500                 5.39         5.69
 16.501 - 16.750                 5.65         6.45
 16.751 - 17.000                 9.11        10.77
 17.001 - 17.250                 5.45         5.35
 17.251 - 17.500                 7.25         7.09
 17.501 - 17.750                 6.91         7.55
 17.751 - 18.000                 9.38         9.49
 18.001 - 18.250                 5.19         4.99
 18.251 - 18.500                 6.05         5.39
 18.501 - 18.750                 4.45         3.64
 18.751 - 19.000                 4.99         3.49
 19.001 - 19.250                 2.33         1.72
 19.251 - 19.500                 2.53         1.77
 19.501 - 19.750                 2.13         1.43
 19.751 - 20.000                 2.26         1.44
 20.001 - 20.250                 1.06          .66
 20.251 - 20.500                  .20          .07
 20.501 - 20.750                  .27          .17
 20.751 - 21.000                  .73          .96
 21.001 - 21.250                  .13          .10
 21.251 - 21.500                  .27          .09

 TOTAL                         100.00       100.00


The weighted average maximum lifetime mortgage interest rate is 17.338% for group II.

                                       11
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                         9) Minimum Lifetime Mortgage Interest Rates on Group II

 Minimum Lifetime
 Mortgage                   No. Of     Scheduled
 Interest                   Mortgage   Principal
 Rates (%)                  Loans (%)  Balance (%)
 ----------------           ---------  -----------
  0.990 -  7.500                 1.73         2.09
  7.501 -  7.750                  .20          .15
  7.751 -  8.000                  .33          .79
  8.001 -  8.250                  .60          .70
  8.251 -  8.500                  .20          .20
  8.501 -  8.750                  .53          .50
  8.751 -  9.000                 1.66         2.04
  9.001 -  9.250                 1.99         2.58
  9.251 -  9.500                 2.93         3.51
  9.501 -  9.750                 3.79         5.22
  9.751 - 10.000                 8.64        11.44
 10.001 - 10.250                 5.65         5.96
 10.251 - 10.500                 8.24         8.68
 10.501 - 10.750                 7.85         8.76
 10.751 - 11.000                10.64        11.09
 11.001 - 11.250                 5.98         6.01
 11.251 - 11.500                 7.51         6.94
 11.501 - 11.750                 6.72         5.76
 11.751 - 12.000                 6.72         5.33
 12.001 - 12.250                 3.19         2.48
 12.251 - 12.500                 3.79         2.75
 12.501 - 12.750                 2.53         1.61
 12.751 - 13.000                 3.72         2.31
 13.001 - 13.250                 1.60          .92
 13.251 - 13.500                  .60          .30
 13.501 - 13.750                  .66          .41
 13.751 - 14.000                 1.13         1.03
 14.001 - 14.250                  .40          .22
 14.251 - 14.500                  .33          .11
 14.751 - 14.900                  .13          .11

 TOTAL                         100.00       100.00


The weighted average minimum lifetime mortgage interest rate is 10.729% for group II. 99.12% of the group II mortgage loans have a minimum lifetime mortgage interest rate greater than the applicable gross margin.

                                       12
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                                  10) Next Interest Adjustment Dates on Group II

 Interest    No. Of     Scheduled
 Adjustment  Mortgage   Principal
 Date        Loans (%)  Balance (%)
 ----------  ---------  -----------
 2001-Sep          .07          .03
 2002-Mar          .13          .22
 2002-May          .13          .12
 2002-Jun          .13          .15
 2002-Jul          .47          .60
 2002-Aug         1.93         2.12
 2002-Sep         3.52         3.82
 2002-Oct        11.44        12.59
 2002-Nov        21.21        19.84
 2002-Dec        11.84        10.96
 2003-Jan          .60          .53
 2003-Mar          .07          .06
 2003-May          .07          .12
 2003-Jul          .40          .42
 2003-Aug         1.40         1.39
 2003-Sep         4.79         5.43
 2003-Oct        10.97        11.67
 2003-Nov        22.41        22.83
 2003-Dec         8.11         6.75
 2004-Jan          .27          .19
 2005-Apr          .07          .19

 TOTAL          100.00       100.00


The weighted average next interest adjustment date is May 2003 for group II.


                                        11) Occupancy Type of Mortgaged Premises

                 No. Of          Scheduled    No. Of        Scheduled
                 Fixed Mortgage  Principal    ARM Mortgage  Principal
 Occupancy Type  Loans (%)       Balance (%)  Loans (%)     Balance (%)
 --------------  --------------  -----------  ------------  -----------
 Investor                  6.37         4.50          7.25         4.51
 Primary                  93.04        95.09         92.42        95.29
 Second Home                .60          .41           .33          .20

 TOTAL                   100.00       100.00        100.00       100.00


(1) As represented by the borrowers on their mortgage loan applications.


                                                         12) Origination Program

                        No. Of          Scheduled    No. Of        Scheduled
                        Fixed Mortgage  Principal    ARM Mortgage  Principal
 Origination Program    Loans (%)       Balance (%)  Loans (%)     Balance (%)
 -------------------    --------------  -----------  ------------  -----------
 Full                            83.93        79.96         76.40        75.42
 Limited                          3.99         6.98          5.19         5.83
 No Ratio                         1.49          .96           .07          .11
 Stated Income                   10.60        12.10         18.35        18.64

 TOTAL                          100.00       100.00        100.00       100.00


(1) See "The Mortgage Loan Pool - Underwriting Standards" on page S-26.

                                       13
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                                                       13) Mortgage Loan Purpose

                     No. Of          Scheduled    No. Of        Scheduled
                     Fixed Mortgage  Principal    ARM Mortgage  Principal
 Loan Purpose        Loans (%)       Balance (%)  Loans (%)     Balance (%)
 ------------        --------------  -----------  ------------  -----------
 Cash-out Refinance           69.94        67.13         52.46        51.53
 Purchase                     21.90        22.90         38.10        39.11
 Refinance                     8.15         9.97          9.44         9.36

 TOTAL                       100.00       100.00        100.00       100.00


                                         14) Property Type of Mortgaged Premises

                                 No. Of          Scheduled    No. Of        Scheduled
                                 Fixed Mortgage  Principal    ARM Mortgage  Principal
 Property Type                   Loans (%)       Balance (%)  Loans (%)     Balance (%)
 -------------                   --------------  -----------  ------------  -----------
 2-4 Family                                3.75         3.89          6.32         5.29
 High Rise Condominium                      .42          .58           .33          .21
 Low Rise Condominium                      3.27         3.05          5.05         4.46
 Manufactured Housing                      3.51         2.63          1.53          .88
 Planned Unit Development                  3.04         4.28          7.05         9.09
 Single Family Attached                    1.25          .91          1.13         1.43
 Single Family Detached                   84.46        84.28         78.19        78.19
 Townhouse                                  .30          .38           .40          .45

 TOTAL                                   100.00       100.00        100.00       100.00


                                                      15) Loan Types in Group II

                                 No. Of     Scheduled
                                 Mortgage   Principal
 Loan Type                       Loans (%)  Balance (%)
 ---------                       ---------  -----------
 2/28 6 Mo LIBOR ARM                 51.40        50.90
 3/37 6 Mo LIBOR ARM                 48.54        48.91
 5 Year ARM                            .07          .19

 TOTAL                              100.00       100.00

                                       14
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                               16) Geographic Distribution of Mortgaged Premises

                      No. Of          Scheduled    No. Of        Scheduled
                      Fixed Mortgage  Principal    ARM Mortgage  Principal
 State                Loans (%)       Balance (%)  Loans (%)     Balance (%)
 -----                --------------  -----------  ------------  -----------
 Alaska                          .42          .49           .20          .24
 Arizona                        1.43         1.88          2.06         1.82
 Arkansas                       1.49          .83           .60          .36
 California                     8.93        13.47         22.07        32.85
 Colorado                       1.25         1.67          3.19         3.44
 Connecticut                    1.96         1.94          2.06         2.38
 Delaware                        .71         1.01           .13          .07
 Florida                        6.31         5.76          4.39         3.71
 Georgia                        5.77         5.18          2.86         3.65
 Hawaii                          .36          .43           .80          .73
 Idaho                           .48          .56           .27          .23
 Illinois                       5.42         5.19          7.78         6.77
 Indiana                        4.58         3.46          3.66         1.85
 Iowa                           1.37         1.17          1.33          .72
 Kansas                         1.01          .69          1.00          .46
 Kentucky                       1.67         1.59           .86          .52
 Louisiana                      2.68         2.09          1.46         1.10
 Maine                           .18          .13           .13          .05
 Maryland                       1.13         1.06           .27          .25
 Massachusetts                   .48          .71           .60         1.05
 Michigan                       7.38         6.41          8.64         6.25
 Minnesota                      1.25         1.44          2.46         2.29
 Mississippi                    1.73         1.22           .27          .10
 Missouri                       2.08         1.59          2.39         1.39
 Montana                         .12          .30           .00          .00
 Nebraska                        .60          .46           .13          .11
 Nevada                          .42          .52          1.40         1.43
 New Hampshire                   .36          .52           .07          .04
 New Jersey                     2.68         3.82          1.33         1.55
 New Mexico                      .48          .48           .27          .16
 New York                       1.73         2.53           .33          .64
 North Carolina                 2.68         2.34          1.13          .65
 North Dakota                    .06          .03           .00          .00
 Ohio                           4.88         3.80          4.72         3.24
 Oklahoma                       2.20         1.44          1.13          .62
 Oregon                         1.25         1.97          1.80         1.92
 Pennsylvania                   4.23         3.70          3.13         2.53
 Rhode Island                    .06          .09           .27          .69
 South Carolina                  .65          .46           .80          .44
 South Dakota                    .30          .19           .20          .11
 Tennessee                      3.39         2.33          1.46         1.23
 Texas                          6.43         6.13          4.52         4.00
 Utah                            .48          .63          1.00         1.02
 Virginia                       3.21         2.93          1.46         1.68
 Washington                     2.20         3.86          3.26         4.10
 Washington DC                   .18          .29           .00          .00
 West Virginia                   .18          .10           .20          .08
 Wisconsin                      1.13         1.03          1.86         1.41
 Wyoming                         .06          .06           .07          .08

 TOTAL                        100.00       100.00        100.00       100.00

                                       15
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

                                                                17) Credit Score

                         No. Of          Scheduled    No. Of        Scheduled
                         Fixed Mortgage  Principal    ARM Mortgage  Principal
 Range of Credit Scores  Loans (%)       Balance (%)  Loans (%)     Balance (%)
 ----------------------  --------------  -----------  ------------  -----------
   <=  400                         2.98         2.35          1.40          .83
 400 - 450                          .12          .07           .00          .00
 451 - 500                         7.56         7.53          5.98         4.87
 501 - 550                        27.62        27.56         36.30        35.06
 551 - 600                        26.19        28.11         32.11        33.76
 601 - 650                        21.43        20.93         17.35        17.99
 651 - 700                        10.30         9.02          5.12         5.52
 701 - 750                         2.62         3.28          1.20         1.19
 751 - 800                         1.01         1.04           .53          .79
   >   800                          .18          .11           .00          .00

 TOTAL                           100.00       100.00        100.00       100.00


(1) Credit score is a tri-merged score. A tri-merged score is based on the number of scores available from the three national repositories and determined as follows: If three scores exist for a borrower then credit score will equal the middle score. If two scores exist then the credit score will equal the lower of the two scores. If only one score exists the credit score will equal that score. The weighted average credit score is equal to approximately 576.


                                                     18) Prepayment Penalty Type

                                          No. Of          Scheduled    No. Of        Scheduled
                                          Fixed Mortgage  Principal    ARM Mortgage  Principal
 Prepayment Penalty Type                  Loans (%)       Balance (%)  Loans (%)     Balance (%)
 -----------------------                  --------------  -----------  ------------  -----------
 1 Year   - 5% of prepayment amount                  .12          .26           .00          .00
 1 Year   - 6 months advance interest                .95         1.38          1.33         2.23
 1.5 Year - 6 months advance interest                .00          .00           .07          .18
 2 Year   - 6 months advance interest               1.49         1.38         23.94        24.85
 3 Year   - 3 months advance interest                .06          .34           .40          .80
 3 Year   - 6 months advance interest              15.83        18.22         40.82        41.64
 4 Year   - 6 months advance interest                .24          .18           .13          .28
 5 Year   - 6 months advance interest              50.65        52.68         12.97        11.22
 6 Month  - 6 months advance interest                .06          .03           .00          .00
 No Prepayment Penalty                             23.93        19.75         11.90        11.75
 Miscellaneous Prepayment Penalty                   6.67         5.79          8.44         7.06

 TOTAL                                            100.00       100.00        100.00       100.00

                                       16
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE | FIRST BOSTON

Item 6.  Resignations of Registrant's Directors. Not Applicable.

Item 7.  Financial Statements and Exhibits
         (a)  Financial statements of businesses acquired.  Not Applicable.
         (b)  Pro forma financial information.  Not Applicable.
         (c)  Exhibits

              Exhibit 1. Underwriting Agreement dated December 15, 2000, among Saxon Asset Securities Company, Saxon Mortgage Inc., Credit Suisse First Boston Corporation, Banc of America Securities LLC, Chase Securities Inc., and Greenwich Capital Markets, Inc.

              Exhibit 2 Trust Agreement dated December 1, 2000, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, a New York corporation, as Trustee.

Item 8.  Change in Fiscal Year.  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.  Not Applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SAXON ASSET SECURITIES COMPANY


                                  By: /S/ BRADLEY D. ADAMS
                                      --------------------------------
                                      Bradley D. Adams, Vice President


January 4, 2001

                                INDEX TO EXHIBITS

1 Underwriting Agreement dated December 15, 2000, among Saxon Asset Securities Company, Saxon Mortgage Inc., Credit Suisse First Boston Corporation, Banc of America Securities LLC, Chase Securities, Inc. and Greenwich Capital Markets, Inc.

2 Trust Agreement dated December 15, 2000, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, a New York corporation, as Trustee.